SHARE-BASED PAYMENTS - Share-based compensation expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
SHARE-BASED PAYMENTS
Cost of revenues	$ 33	$ 10	$ 10
Selling and marketing expenses	536	382	295
Research and development expenses	289	171	104
General and administrative expense	611	672	612
Financial expenses from notes and loans	26	24
Total share-based compensation expenses	$ 1,495	$ 1,259	$ 1,021